DREYFUS MID-CAP GROWTH FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

As a shareholder of Dreyfus Mid-Cap Growth Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C, Class I and Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. The Fund is a series of Dreyfus Funds, Inc. (the "Company"). The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Fund. The Boston Company Asset Management, LLC ("TBCAM"), an affiliate of Dreyfus, is the sub-investment adviser to the Acquiring Fund. Dreyfus and TBCAM are wholly-owned subsidiaries of The Bank of New York Mellon Corporation.

Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders. As a result of the review, management recommended to the Company's Board of Directors that the Fund be consolidated with the Acquiring Fund. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund. Holders of Class A, Class C or Class I shares of the Fund would receive Class A, Class C or Class I shares of the Acquiring Fund, respectively, and holders of Class F shares of the Fund would receive Class Z shares of the Acquiring Fund. Management believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a much larger combined fund. The Acquiring Fund normally invests principally in equity securities of small-cap and mid-cap U.S. companies. The Fund normally invests principally in equity securities of companies with market capitalizations within the market capitalization range of companies comprising the Russell Midcap® Growth Index. The portfolio managers of both funds employ a growth-oriented investment style in managing the funds. In addition, the Acquiring Fund's Class A, Class C and Class I shares had a lower total annual expense ratio than the corresponding class of shares of the Fund, and the Acquiring Fund's Class Z shares are estimated to have a lower total annual expense ratio than the Fund's Class F shares, based on the expenses of each fund as of the fund's most recent fiscal year end and as of August 31, 2017. The Acquiring Fund also had a better performance record than the Fund for the one-, five- and ten-year periods ended December 31, 2016. Management also believes that, as a result of becoming shareholders in a larger combined fund, the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with servicing the funds as separate entities. As a result, management recommended to the Company's Board of Directors that the Fund be consolidated with the Acquiring Fund.

After careful review, the Company's Board of Directors has unanimously approved the proposed reorganization. The Company's Board of Directors believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a much larger combined fund that has a lower total annual expense ratio and better performance record generally than the Fund. In approving the reorganization, the Company's Board of Directors determined that the reorganization is in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization. The Company's Board of

Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-DREYFUS.

Sincerely,

Bradley J. Skapyak
President
Dreyfus Funds, Inc.

September 8, 2017

TRANSFER OF THE ASSETS OF
DREYFUS MID-CAP GROWTH FUND
TO AND IN EXCHANGE FOR SHARES OF
Dreyfus/The Boston Company Small/MID Cap GROWTH Fund

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision about the proposed reorganization. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS MID-CAP GROWTH FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about January 19, 2018 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Mid-Cap Growth Fund (the "Fund"). You will receive Class A, Class C or Class I shares of the Acquiring Fund corresponding to your Class A, Class C or Class I shares of the Fund, respectively, with an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund as of the Closing Date. If you hold Class F shares of the Fund, you will receive Class Z shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund as of the Closing Date. The Fund will then cease operations and will be terminated as a series of Dreyfus Funds, Inc. (the "Company").

WHAT ARE THE EXPECTED BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company's Board of Directors believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a much larger combined fund. As of June 30, 2017, the Acquiring Fund had approximately $1.1 billion and the Fund had approximately $137.7 million in net assets. In addition, the Acquiring Fund's Class A, Class C and Class I shares had lower total annual expense ratios than the Fund's Class A, Class C and Class I shares, respectively, and the Acquiring Fund's Class Z shares are estimated to have a lower total annual expense ratio than the Fund's Class F shares, based on the expenses of each fund as of the fund's most recent fiscal year end and as of August 31, 2017. See "Will the Proposed Reorganization Result in a Higher Management Fee or Higher Total Fund Expenses?" below and "Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses" in the Prospectus/Proxy Statement. The Acquiring Fund's Class A, Class C and Class I shares also had a better performance record than the corresponding class of Fund shares for the one-, five- and ten-year periods ended December 31, 2016. See "Summary—Past Performance" in the Prospectus/Proxy Statement. Past performance is not available for Class Z shares, which are new and have been authorized by the Acquiring Fund's Board to be issued to Fund shareholders in connection with the proposed reorganization. Management believes that, as a result of becoming shareholders in a much larger combined fund, the reorganization should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management and certain operational efficiencies. The reorganization should enable Dreyfus, as the Acquiring Fund's investment adviser, and The Boston Company Asset Management, LLC

("TBCAM"), as the Acquiring Fund's sub-investment adviser, to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and permit the funds' service providers—including Dreyfus, as the Acquiring Fund's administrator—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. The potential benefits of the reorganization are described in greater detail in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Fund and the Fund have a similar investment objective and similar investment management policies. However, the investment practices and limitations of each fund are not identical. The Acquiring Fund seeks long-term growth of capital. The Fund seeks capital appreciation by emphasizing investments in equity securities of mid-cap companies with favorable growth prospects.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap and mid-cap U.S. companies. The Acquiring Fund currently considers small-cap and mid-cap companies to be those with total market capitalizations that are equal to or less than the total market capitalization of the largest company included in the Russell 2500TM Growth Index, the Acquiring Fund's benchmark index. To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with market capitalizations within the market capitalization range of companies comprising the Russell Midcap® Growth Index, the Fund's benchmark index. Subject to the 80% limitation, the Fund also may invest in larger or smaller companies if they represent better prospects for capital appreciation. The Acquiring Fund's portfolio will have more exposure to companies with smaller market capitalizations than the Fund's portfolio. As of June 30, 2017, the weighted average and median market capitalizations were $5.710 billion and $4.588 billion for the Acquiring Fund's portfolio, respectively, and $13.436 billion and $9.275 billion for the Fund's portfolio, respectively.

The Acquiring Fund's portfolio managers employ a growth-oriented investment style in managing the Acquiring Fund's portfolio, which means the portfolio managers seek to identify those small-cap and mid-cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The Acquiring Fund's portfolio managers focus on high quality companies, especially those with products or services that are believed to be leaders in their market niches. The Acquiring Fund's portfolio managers focus on individual stock selection using fundamental research instead of trying to predict which industries or sectors will perform best. The Acquiring Fund's investment strategy may lead it to emphasize certain sectors more than the Fund, such as technology, health care, business services and communications.

The Fund's portfolio managers also use a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The Fund's portfolio managers use a consistent, bottom-up approach which emphasizes individual stock selection. The Fund's portfolio managers go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet the Fund's investment criteria.

Given that the Acquiring Fund and the Fund have a similar investment objective and similar investment management policies, the risks associated with an investment in the Acquiring Fund and the Fund are similar. The Acquiring Fund is non-diversified, which means that it may invest a relatively high percentage of its assets in a limited number of issuers. In addition, the Acquiring Fund may have exposure to companies with smaller market capitalizations than the Fund and may emphasize sectors, such as technology, healthcare, business services and communications, more than the Fund. The Acquiring Fund also may be subject to certain additional risks, to the extent it were to invest in fixed-

income securities, preferred stocks, convertible securities, warrants or companies in emerging markets, that the Fund is not subject to, as described below, but which are not anticipated to be principal risks of investing in the Acquired Fund

Dreyfus is the investment adviser to both the Acquiring Fund and the Fund. Dreyfus provides the day-to-day management of the Fund's investments. Dreyfus has engaged its affiliate, TBCAM, to serve as the Acquiring Fund's sub-investment adviser and provide the day-to-day management of the Acquiring Fund's investments. The Fund and the Acquiring Fund have the same portfolio managers, who are employees of Dreyfus and TBCAM. The portfolio managers manage the Fund in their capacity as Dreyfus employees and the Acquiring Fund in their capacity as employees of TBCAM. Dreyfus also serves as the administrator to the Acquiring Fund and the Fund. MBSC Securities Corporation ("MBSC"), a wholly-owned subsidiary of Dreyfus, distributes the shares of the Acquiring Fund and the Fund. For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares. As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders. Management currently estimates that approximately 37% of the Fund's portfolio securities may be sold by the Fund before consummation of the reorganization, and that the Fund would recognize approximately $9.3 million in capital gains (approximately $0.64 per share) as a result of the sale of such portfolio securities. Management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $23,150, such cost to be borne by the Fund. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any, will be subject to limitations.

WHAT ARE THE PRINCIPAL DIFFERENCES BETWEEN CLASS F SHARES OF THE FUND AND CLASS Z SHARES OF THE ACQUIRING FUND?

If you hold Class F shares of the Fund, you will receive Class Z shares of the Acquiring Fund with a value equal to the value of your Class F shares as of the Closing Date. Class F shares of the Fund and Class Z shares of the Acquiring Fund are each subject to an annual Rule 12b-1 fee of up to 0.25% to reimburse MBSC for the sale and distribution of such shares and, in the case of Class Z, such fee includes reimbursement to MBSC for certain services provided to the holders of Class Z shares relating to shareholder accounts, such as answering shareholder inquiries regarding the Acquiring Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Class F shares of the Fund, unlike Class Z shares of the Acquiring Fund, pay MBSC a prorated monthly fee, pursuant to a Shareholder Services Agreement, for certain shareholder-related services equal on an annual basis to $24 for each Class F shareholder account of the Fund considered to be an open account at any time during the applicable month. The fee under the agreement also is payment for the provision of certain services rendered and facilities furnished by the Fund's transfer agent in performing transfer agent services for holders of Class F shares. In addition, after the reorganization, Class Z shares of the Acquiring Fund generally will be offered only to holders of shares of the Fund who received Class Z shares of the Acquiring Fund in exchange for their Fund Class F shares as a result of the reorganization. To be eligible to purchase Class Z shares, such shareholders must purchase Class Z shares of the Acquiring Fund directly through MBSC and such purchase must be for Acquiring Fund accounts maintained with MBSC. Class Z shares of the Acquiring Fund also may be purchased on behalf of certain group retirement plans or wrap accounts or similar programs maintaining accounts with the Fund at the time of the reorganization.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. The Acquiring Fund will offer you the same shareholder privileges, such as the Fund Exchanges service, Dreyfus Auto-Exchange Privilege, Wire Redemption and Dreyfus TeleTransfer Privileges, Dreyfus Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit, Dreyfus Dividend Sweep, Dreyfus Automatic Withdrawal Plan and Dreyfus Express®, that you currently have as a shareholder of the Fund. Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. While you will continue to have the same privileges as a holder of Class A, Class C, Class I or Class Z shares of the Acquiring Fund as you previously did as a holder of Class A, Class C, Class I or Class F shares of the Fund, please note that if you participated in Dreyfus Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund. To continue participating in Dreyfus Government Direct Deposit or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-DREYFUS, visit www.dreyfus.com or write to the Acquiring Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

No. Under its investment advisory agreement with Dreyfus, the Fund has agreed to pay Dreyfus an investment advisory fee at the annual rate of 1.00% of the value of the Fund's average daily net assets up to $30 million, 0.75% of the next $270 million of such assets, 0.70% of the next $200 million of such assets and 0.65% of the Fund's average daily net assets in excess of $500 million. For the past fiscal year, the Fund paid an investment advisory fee at the annual rate of 0.81% of the Fund's average daily net assets. Under its investment advisory agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus an investment advisory fee at the annual rate of 0.60% of the value of the Acquiring Fund's average daily net assets, which the Acquiring Fund paid Dreyfus for the past fiscal year. Dreyfus, in turn, pays TBCAM for the provision of sub-investment advisory services to the Acquiring Fund. In addition, the Fund and the Acquiring Fund have each agreed to pay Dreyfus an administration fee at the annual rate of 0.06% of the value of the fund's average daily net assets up to $500 million, 0.04% of the next $500 million of such assets and 0.02% of the fund's average daily net assets in excess of $1 billion (but limited to the amount of Dreyfus' costs of providing administrative services to the respective fund). For the past fiscal year, the Fund and the Acquiring Fund paid Dreyfus an administration fee at the annual rate of 0.06% and 0.02%, respectively, of the Fund's and the Acquiring Fund's average daily net assets.

Class A, Class C and Class I shares of the Acquiring Fund had lower total annual expense ratios than Class A, Class C and Class I shares of the Fund, respectively, and Class Z shares of the Acquiring Fund are estimated to have a lower total expense ratio than Class F shares of the Fund, based on the expenses of each fund as of the fund's most recent fiscal year end and as of August 31, 2017. Annual fund operating expenses for the Fund and the Acquiring Fund as of the last fiscal year end (December 31, 2016 for the Fund and September 30, 2016 for the Acquiring Fund) were 1.37% and 1.04% for Class A, 2.14% and 1.83% for Class C, 1.14% and 0.79% for Class I, and 1.16% for Class F and are estimated to be 0.86% for Class Z, respectively. As of August 31, 2017, Class A, Class C and Class I shares of the Acquiring Fund continued to have lower total annual expense ratios than Class A, Class C and Class I shares of the Fund, respectively, and Class Z shares of the Acquiring Fund continued to be estimated to have a lower total expense ratio than Class F shares of the Fund. Annual fund operating expenses for the Fund and the Acquiring Fund as of August 31, 2017 were 1.37% and 1.03% for Class A, 2.15% and 1.79% for Class C, 1.14% and 0.74% for Class I, and 1.16% for Class F and are estimated to be 0.86% for Class Z, respectively.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR contingent deferred sales charge ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. Any redemption of Class C shares (or Class A shares subject to a CDSC) received in the reorganization will be subject to the same CDSC as the redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares). Any shares of the Acquiring Fund acquired after the reorganization will be subject to any applicable sales charges and CDSCs.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Because of the expected benefits to shareholders of the Fund as a result of the reorganization (e.g., permitting Fund shareholders to pursue substantially similar investment goals in a much larger combined fund that had a lower total annual expense ratio, based on the expenses of each fund as of the fund's most recent fiscal year end and as of August 31, 2017, and a better performance record generally), expenses relating to the reorganization will be borne by the Fund, whether or not the reorganization is consummated. Such expenses are expected to total approximately $260,000 or approximately 0.20% of the Fund's net assets as of June 30, 2017. It is estimated that holders of the Fund's Class A, Class C, Class I and Class F shares would start to realize the Acquiring Fund's lower total annual expense ratio approximately 7 months, 8 months, 7 months and 8 months, respectively, after the reorganization occurs based on the current estimate of the expenses of the reorganization and each Class's pro rata share of those expenses. The Acquiring Fund will not bear any expenses relating to the proposed reorganization.

HOW DOES THE COMPANY'S BOARD OF DIRECTORS RECOMMEND I VOTE?

After considering the terms and conditions of the reorganization, the investment objectives and investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, the relative performance of the Fund and the Acquiring Fund, and the costs to be incurred by the Fund in connection with the reorganization, the Company's Board of Directors believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization. In reaching this conclusion, the Company's Board of Directors determined that reorganizing the Fund into the Acquiring Fund, which has a similar investment objective and similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a much larger combined fund that had, with respect to its Class A, Class C and Class I shares, and is expected to have, with respect to its Class Z shares, a lower total annual expense ratio than the Fund's Class A, Class C, Class I and Class F shares, respectively, based on the expenses of each fund as of the fund's most recent fiscal year end. In addition, the Acquiring Fund had a better performance record than the Fund for the one-, five- and ten-year periods ended December 31, 2016. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management and certain operational efficiencies. The reorganization should enable Dreyfus, as the Acquiring Fund's investment adviser, and TBCAM, as the Acquiring Fund's sub-investment adviser, to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and permit the funds' service providers—including Dreyfus, as the Acquiring Fund's administrator—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. Therefore, the Company's Board of Directors recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	Through the Internet, at the website address listed on your proxy card; or

•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. These voting methods will save the Fund money because the Fund would not have to pay for return mail postage. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS MID-CAP GROWTH FUND

Notice of Special Meeting of Shareholders

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus Mid-Cap Growth Fund (the "Fund"), a series of Dreyfus Funds, Inc. (the "Company"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Thursday, November 16, 2017, at 10:00 a.m., for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C, Class I and Class Z shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A, Class C, Class I and Class Z shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company. Holders of Class A, Class C or Class I shares of the Fund would receive Class A, Class C or Class I shares of the Acquiring Fund, respectively, and holders of Class F shares of the Fund would receive Class Z shares of the Acquiring Fund; and

2.	To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

Shareholders of record at the close of business on August 31, 2017 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors

Janette E. Farragher
Secretary

New York, New York
August 31, 2017

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

TRANSFER OF THE ASSETS OF

DREYFUS MID-CAP GROWTH FUND

(A SERIES OF DREYFUS FUNDS, INC.)

TO AND IN EXCHANGE FOR CLASS A, CLASS C, CLASS I AND CLASS Z SHARES OF

DREYFUS/THE BOSTON COMPANY SMALL/MID CAP GROWTH FUND

(A SERIES OF DREYFUS INVESTMENT FUNDS)

PROSPECTUS/PROXY STATEMENT

SEPTEMBER 8, 2017

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, NOVEMBER 16, 2017

This Prospectus/Proxy Statement is being furnished in connection with a solicitation of proxies by the Board of Directors of Dreyfus Funds, Inc. (the "Company"), on behalf of Dreyfus Mid-Cap Growth Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Thursday, November 16, 2017, at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on August 31, 2017 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C, Class I and Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class C, Class I or Class Z shares (or fractions thereof) of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Class A, Class C, Class I or Class F Fund shares, with holders of Class F shares receiving Class Z shares of the Acquiring Fund, as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information ("SAI") dated September 8, 2017, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") on September 14, 2017 (File No. 333-219606) and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-DREYFUS, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The Acquiring Fund and the Fund are open-end management investment companies. The Acquiring Fund and the Fund are advised by Dreyfus. The Boston Company Asset Management, LLC ("TBCAM"), an affiliate of Dreyfus, serves as sub-investment adviser to the Acquiring Fund and is responsible for the day-to-day management of the Acquiring Fund's investments. The Acquiring Fund and the Fund have a similar investment objective and similar investment management policies. However, the investment practices and limitations of each fund are not identical. The Acquiring Fund seeks long-term growth of capital. To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap and mid-cap U.S. companies. The Fund seeks capital appreciation by emphasizing investments in equity securities of mid-cap companies with favorable growth prospects. To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with market capitalizations within the market capitalization range of companies comprising the Russell Midcap® Growth Index. The Acquiring Fund is a series of Dreyfus Investment Funds (the "Acquiring Trust"). A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus dated August 31, 2017, Annual Report for its fiscal year ended September 30, 2016 (including its audited financial statements for the fiscal year) and Semi-Annual Report for the six-month period ended March 31, 2017, accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most recent Prospectus or Annual Report for its fiscal year ended December 31, 2016 and Semi-Annual Report for the six-month period ended June 30, 2017, please call your financial adviser, or call 1-800-DREYFUS, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Holders of Class A, Class C, Class I and Class F shares of the Fund will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" the Reorganization, except as to broker non-votes as described under the heading "Voting Information." If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number or through the Internet. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

As of June 30, 2017, the following numbers of Fund shares were issued and outstanding:

Class A Shares	Class C Shares	Class I Shares	Class F Shares

1,988,469	1,085,695	1,444,758	10,086,196

Proxy materials will be mailed to shareholders of record on or about September 18, 2017. To reduce expenses, only one copy of the proxy materials will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth above. The Fund will begin sending you individual copies promptly after receiving your request.

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction. The Company's Board of Directors, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Class A, Class C, Class I and Class Z shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each shareholder of the Fund will receive a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that holders of Class F shares of the Fund will receive Class Z shares of the Acquiring Fund. Thereafter, the Fund will cease operations and will be terminated as a series of the Company.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Any redemption of the Acquiring Fund's Class C shares (or Class A shares subject to a CDSC) received in the Reorganization will be subject to the same CDSC as the redemption of the Fund's Class C shares (or Class A shares subject to a CDSC) and would be calculated from the date of original purchase of your Fund shares. Any shares of the Acquiring Fund acquired after the Reorganization will be subject to any applicable sales charges and CDSCs.

The Company's Board of Directors has unanimously concluded that the Reorganization is in the best interests of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization. See "Reasons for the Reorganization."

Federal Income Tax Consequences. The Reorganization will not be a taxable event for federal income tax purposes. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Reorganization, which distribution will be taxable to shareholders. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any, will be subject to limitations. See "Information about the Reorganization—Federal Income Tax Consequences," "—Capital Loss Carryforwards" and "—Sale of Portfolio Securities."

Comparison of the Acquiring Fund and the Fund. The following discussion is primarily a summary of certain parts of the Acquiring Fund's Prospectus and the Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach. The Acquiring Fund and the Fund have a similar investment objective and similar investment management policies. The Acquiring Fund seeks long-term growth of capital. The Fund seeks capital appreciation by emphasizing investments in equity securities of mid-cap companies with favorable growth prospects. The Fund's investment objective is a fundamental policy which may be changed only with the approval of the Company's Board of Directors and the Fund's shareholders. To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap and mid-cap U.S. companies. The Acquiring Fund's investment objective and policy with respect to the investment of 80% of its net assets are non-fundamental policies which may be changed with the approval of the Acquiring Trust's Board of Trustees upon 60 days' prior notice to shareholders. To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with market capitalizations within the market capitalization range of companies comprising the Russell Midcap® Growth Index. The Fund's policy with respect to the investment of 80% of its net assets is a non-fundamental policy which may be changed with the approval of the Company's Board of Directors upon 60 days' prior notice to shareholders.

The Acquiring Fund currently considers small-cap and mid-cap companies to be those with total market capitalizations that are equal to or less than the total market capitalization of the largest company included in the Russell 2500TM Growth Index, the Acquiring Fund's benchmark index. The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies (the 2,500 smallest companies in the Russell 3000® Index (which is comprised of the 3,000 largest U.S. companies based on total market capitalization)) with higher price-to-book ratios and higher forecasted growth values. As of June 30, 2017, the market capitalizations of the largest and smallest companies included in the Russell 2500 Growth Index were approximately $11.8 billion and $35.1 million, respectively, and the weighted average and median market capitalizations of the Russell 2500 Growth Index were approximately $4.8 billion and $1.3 billion, respectively. The Russell Midcap® Growth Index, the Fund's benchmark index, measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. As of June 30, 2017, the market capitalizations of the largest and smallest companies included in the Russell Midcap Growth Index were approximately $30.6 billion and $1.9 billion, respectively, and the weighted average and median market capitalizations of the Russell Midcap Growth Index were approximately $13.7 billion and $7.9 billion, respectively. Subject to the 80% limitation, the Fund also may invest in larger or smaller companies if they represent better prospects for capital appreciation. The capitalization measures of the indexes vary with market changes and reconstitutions of the indexes. The Acquiring Fund's portfolio will have more exposure to companies with smaller market capitalizations than the Fund's portfolio. As of June 30, 2017, the weighted average and median market capitalizations were $5.710 billion and $4.588 billion for the Acquiring Fund's portfolio, respectively, and $13.436 billion and $9.275 billion for the Fund's portfolio, respectively. Subject to the 80% limitation, the Fund also may invest in larger or smaller companies if they represent better prospects for capital appreciation.

The Acquiring Fund's portfolio managers employ a growth-oriented investment style in managing the Acquiring Fund's portfolio, which means the portfolio managers seek to identify those small-cap and mid-cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The Acquiring Fund's portfolio managers focus on high quality companies, especially those with products or services that are believed to be leaders in their market niches. The Acquiring Fund's portfolio managers focus on individual stock selection instead of trying to predict which industries or sectors will perform best and select stocks by:

•	Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth; and

•	Investing in a company when the portfolio managers' research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The Acquiring Fund's investment strategy may lead it to emphasize certain sectors more than the Fund, such as technology, health care, business services and communications.

The portfolio managers for the Fund also use a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The Fund's portfolio managers use a consistent, bottom-up approach which emphasizes individual stock selection. The Fund's portfolio managers go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet the Fund's investment criteria.

The portfolio managers for the Acquiring Fund and the Fund monitor the securities in the respective fund's portfolio, and will consider selling a security if its business momentum deteriorates or valuation becomes excessive. The portfolio managers also may sell a security if an event occurs that contradicts the rationale for owning it, such as deterioration in the company's financial fundamentals. In addition, the portfolio managers for the Acquiring Fund and the Fund may sell a security if better investment opportunities emerge elsewhere or if the respective fund's industry or sector weightings change.

Each fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, and the securities of companies in initial public offerings ("IPOs") or shortly thereafter. The Acquiring Fund also may invest in warrants and exchange-traded funds ("ETFs") based on the Russell 2500 Growth Index. The Fund also may invest in depositary receipts and pooled investment vehicles such as ETFs.

The Acquiring Fund invests principally in U.S.-based companies, but it also may invest up to 15% of its assets in foreign companies (i.e., organized under the laws of countries other than the U.S.), including up to 10% of its assets in issuers located in emerging market countries, and up to 3% of its assets in issuers of any one specific emerging market country. The Fund may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of issuers located in any one foreign country.

The Acquiring Fund also may invest up to 20% of its assets in high grade fixed-income securities (i.e., rated A or better or the unrated equivalent) with remaining maturities of three years or less, and may invest up to 5% of its assets in fixed-income securities in the lowest long-term investment grade category (i.e., rated Baa-/BBB- or the unrated equivalent).

Although not a principal investment strategy, each of the Acquiring Fund and the Fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. Generally, the Acquiring Fund would enter into equity index futures contracts based primarily on the Russell 2000® Index and S&P Midcap 400® Index. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the Fund and the Acquiring Fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the Fund and the Acquiring Fund enter into derivatives transactions, they may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations.

Neither fund has any limitations regarding portfolio turnover. Each fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates in excess of 100%. A portfolio turnover of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year.

The Acquiring Fund and the Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets.

The Fund is a "diversified" fund, which means that it will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities). The Acquiring Fund is non-diversified, which means that the proportion of the Acquiring Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

The Acquiring Fund and the Fund have substantially similar fundamental investment restrictions, except that the Acquiring Fund is non-diversified. Please see Exhibit B of this Prospectus/Proxy Statement for a comparison of the fundamental investment restrictions of the Acquiring Fund and the Fund.

Investment Risks. Given that the Acquiring Fund and the Fund have a similar investment objective and similar investment management policies, the risks associated with an investment in the Acquiring Fund and the Fund are similar, although they are not the same. These risks, which apply to both funds, except as otherwise noted, are discussed below. An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program. The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

Principal Risks

•	Risks of stock investing. Each fund is subject to the risks of investing in stocks. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Small and midsize company risk. Although each fund invests in small and midsize companies, the Acquiring Fund's portfolio will have more exposure to companies with smaller market capitalizations than the Fund's portfolio. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Some of the investments of the Acquiring Fund and the Fund will rise and fall based on investor perception rather than economic factors.

•	Growth stock risk. Each fund invests in growth stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

•	Market sector risk. The Acquiring Fund and the Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the performance of the Acquiring Fund or the Fund to be more or less sensitive to developments affecting those companies, industries or sectors. The Acquiring Fund's investment strategy may lead it to emphasize certain sectors more than the Fund, such as technology, health care, business services and communications.

•	Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Because the Fund's portfolio has less exposure to companies with smaller market capitalizations than the Acquiring Fund's portfolio, liquidity risk is not anticipated to be a principal risk of the Fund.

•	Portfolio turnover risk. The Acquiring Fund and the Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.

•	Foreign investment risk. To the extent the Acquiring Fund or the Fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. Because the Acquiring Fund may invest no more than 15% of its assets in foreign companies, foreign investment risk is not anticipated to be a principal risk of the Acquiring Fund.

•	Non-diversification risk. (Acquiring Fund only) The Acquiring Fund is non-diversified, which means that it may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the Acquiring Fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Additional Risks

In addition to the principal risks described above, both the Acquiring Fund and the Fund are subject, except as otherwise noted, to the following additional risks that are not anticipated to be principal risks of investing in the Acquiring Fund and/or the Fund.

•	Fixed-income securities risk. (Acquiring Fund only) To the extent the Acquiring Fund invests in fixed-income securities, such investments will be subject primarily to interest rate and credit risks. The fixed-income securities market also can be susceptible to increases in volatility and decreases in liquidity. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed rate fixed-income securities and, accordingly, will cause the value of the Acquiring Fund's investments in these securities to decline. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Credit risk is the risk that the issuer of the security will fail to make timely interest or principal payments, which can cause the security's price to fall, lowering the value of the Acquiring Fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

•	Foreign currency risk. (Fund only) Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

•	Emerging market risk. (Acquiring Fund only) The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

•	Derivatives risk. A small investment in derivatives could have a potentially large impact on the Acquiring Fund's or the Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and a fund's use of derivatives may result in losses to the fund. Derivatives in which the funds may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). Future rules and regulations of the Securities and Exchange Commission may require the funds to alter, perhaps materially, their use of derivatives.

•	Leverage risk. The use of leverage, such as lending portfolio securities, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the Acquiring Fund's or the Fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value of the underlying asset can result in a loss substantially greater than the amount invested in the derivative itself.

•	Preferred stock risk. (Acquiring Fund only) Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

•	Convertible securities risk. (Acquiring Fund only) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

•	Warrants risk. (Acquiring Fund only) Warrants are subject to the same market risk as stocks, but may be more volatile in price. An investment in warrants would not entitle the fund to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

•	IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Acquiring Fund's or the Fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

•	ETF and other investment company risk. To the extent the Acquiring Fund or the Fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the Acquiring Fund or the Fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of an ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The funds will incur brokerage costs when purchasing and selling shares of ETFs.

•	Other potential risks. The Acquiring Fund and the Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the Acquiring Fund and the Fund could invest some or all of their respective assets in U.S. Treasury securities and money market securities. Although the Acquiring Fund or the Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Acquiring Fund or the Fund invests defensively in these securities, such fund's investments may not be consistent with its principal investment strategies and may not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Sales Charges. The schedules of sales charges imposed at the time of purchase of Class A shares of the Fund and the Acquiring Fund are identical. The CDSCs imposed at the time of redemption on Class C shares (and Class A shares subject to a CDSC) for the Fund and the Acquiring Fund also are identical. No sales charge or CDSC will be imposed at the time of the Reorganization. Class I and Class F shares of the Fund and Class I and Class Z shares of the Acquiring Fund are not subject to any sales charges. Any redemption of the Acquiring Fund's Class C shares (or Class A shares subject to a CDSC) received in the Reorganization will be subject to the same CDSC as the redemption of the Fund's Class C shares (or Class A shares subject to a CDSC) and would be calculated from the date of original purchase of your Fund shares. Any shares of the Acquiring Fund acquired after the Reorganization will be subject to any applicable sales charges and CDSCs. Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.

Fees and Expenses. Under its investment advisory agreement with Dreyfus, the Fund has agreed to pay Dreyfus an investment advisory fee at the annual rate of 1.00% of the value of the Fund's average daily net assets up to $30 million, 0.75% of the next $270 million of such assets, 0.70% of the next $200 million of such assets and 0.65% of the Fund's average daily net assets in excess of $500 million. For the past fiscal year, the Fund paid Dreyfus an investment advisory fee at the annual rate of 0.81% of the Fund's average daily net assets. Under its investment advisory agreement with Dreyfus, the Acquiring

Fund has agreed to pay Dreyfus an investment advisory fee at the annual rate of 0.60% of the value of the Acquiring Fund's average daily net assets. Dreyfus, in turn, pays TBCAM for the provision of sub-investment advisory services to the Acquiring Fund. In addition, the Acquiring Fund and the Fund have each agreed to pay Dreyfus an administration fee at the annual rate of 0.06% of the value of the fund's average daily net assets up to $500 million, 0.04% of the next $500 million of such assets and 0.02% of the fund's average daily net assets in excess of $1 billion (but limited to the amount of Dreyfus' costs of providing administrative services to the respective fund). For the fiscal year ended December 31, 2016, the Fund paid Dreyfus an administration fee at the annual rate of 0.06% of the value of the Fund's average daily net assets. For the fiscal year ended September 30, 2016, the Acquiring Fund paid Dreyfus an administration fee at the annual rate of 0.02% of the value of the Acquiring Fund's average daily net assets. The Fund also pays MBSC Securities Corporation ("MBSC"), the funds' distributor, with respect to the Fund's Class F shares, a prorated monthly fee, pursuant to a Shareholder Services Agreement, for certain services equal on an annual basis to $24 for each Class F shareholder account of the Fund considered to be an open account at any time during the applicable month. The fee under the agreement also is payment for the provision of certain services rendered and facilities furnished by the Fund's transfer agent in performing transfer agent services for holders of Class F shares. See "Shareholder Services Agreement" below. Class A, Class C and Class I shares of the Acquiring Fund had a lower total annual expense ratio than the corresponding class of shares of the Fund, and Class Z shares of the Acquiring Fund are estimated to have a lower total annual expense ratio than Class F shares of the Fund, based on the expenses of each fund as of the fund's most recent fiscal year end and as of August 31, 2017.

The fees and expenses set forth in the tables below for the Fund are as of its fiscal year ended December 31, 2016 and for the Acquiring Fund as of its fiscal year ended September 30, 2016. The "Pro Forma After Reorganization" operating expenses information set forth below is based on the fees and expenses of each fund, as of the fiscal year ends noted above, as adjusted showing the effect of the consummation of the Reorganization. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices. Expenses in connection with the Reorganization, which will be borne by the Fund, are estimated to amount to approximately $260,000, or approximately 0.20% of the Fund's net assets as of June 30, 2017. These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund, the Acquiring Fund or the Pro Forma combined fund set forth below.

As of August 31, 2017, Class A, Class C and Class I shares of the Acquiring Fund continued to have lower total annual expense ratios than Class A, Class C and Class I shares of the Fund, respectively, and Class Z shares of the Acquiring Fund continued to be estimated to have a lower total expense ratio than Class F shares of the Fund. Annual fund operating expenses for the Fund and the Acquiring Fund as of August 31, 2017 were 1.37% and 1.03% for Class A, 2.15% and 1.79% for Class C, 1.14% and 0.74% for Class I, and 1.16% for Class F and are estimated to be 0.86% for Class Z, respectively.

	Fund Dreyfus Mid-Cap Growth Fund Class A Shares	Acquiring Fund Dreyfus/The Boston Company Small/Mid Cap Growth Fund Class A Shares	Acquiring Fund Pro Forma After Reorganization Dreyfus/The Boston Company Small/Mid Cap Growth Fund Class A Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none[1]	none[1]	none[1]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.81%	0.60%	0.60%
Distribution (12b-1) fees	none	none	none
Other expenses (including shareholder services fees)	0.56%[2]	0.44%[2]	0.43%[2]
Total annual fund operating expenses	1.37%	1.04%	1.03%

[1]	Class A shares of the Fund or the Acquiring Fund bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

[2]	"Other expenses" for the Fund, the Acquiring Fund and the Pro Forma combined fund include an administration fee of 0.06%, 0.02% and 0.02%, respectively, payable to Dreyfus.

	Fund Dreyfus Mid-Cap Growth Fund Class C Shares	Acquiring Fund Dreyfus/The Boston Company Small/Mid Cap Growth Fund Class C Shares	Acquiring Fund Pro Forma After Reorganization Dreyfus/The Boston Company Small/Mid Cap Growth Fund Class C Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.81%	0.60%	0.60%
Distribution (12b-1) fees	0.75%	0.75%	0.75%
Other expenses (including shareholder services fees)	0.58%[1]	0.48%[1]	0.47%[1]
Total annual fund operating expenses	2.14%	1.83%	1.82%

[1]	"Other expenses" for the Fund, the Acquiring Fund and the Pro Forma combined fund include an administration fee of 0.06%, 0.02% and 0.02%, respectively, payable to Dreyfus.

	Fund Dreyfus Mid-Cap Growth Fund Class I Shares	Acquiring Fund Dreyfus/The Boston Company Small/Mid Cap Growth Fund Class I Shares	Acquiring Fund Pro Forma After Reorganization Dreyfus/The Boston Company Small/Mid Cap Growth Fund Class I Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.81%	0.60%	0.60%
Distribution (12b-1) fees	none	none	none
Other expenses	0.33%[1]	0.19%[1]	0.19%[1]
Total annual fund operating expenses	1.14%	0.79%	0.79%

[1]	"Other expenses" for the Fund, the Acquiring Fund and the Pro Forma combined fund include an administration fee of 0.06%, 0.02% and 0.02%, respectively, payable to Dreyfus.

	Fund Dreyfus Mid-Cap Growth Fund Class F Shares	Acquiring Fund Dreyfus/The Boston Company Small/Mid Cap Growth Fund Class Z Shares	Acquiring Fund Pro Forma After Reorganization Dreyfus/The Boston Company Small/Mid Cap Growth Fund Class Z Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.81%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.06%	0.06%[1]	0.06%[1]
Other expenses	0.29%[2,3]	0.20%[1,2]	0.20%[1,2]
Total annual fund operating expenses	1.16%	0.86%	0.86%

[1]	Rule 12b-1 fees and other expenses for Class Z are based on estimated amounts for the current fiscal year.

[2]	"Other expenses" for the Fund, the Acquiring Fund and the Pro Forma combined fund include an administration fee of 0.06%, 0.02% and 0.02%, respectively, payable to Dreyfus.

[3]	Includes separate fees pursuant to a Shareholder Services Agreement with MBSC.

Example

The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund. The Example assumes that you invest $10,000 in the respective fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same. The Example also reflects applicable class sales charges, which will not be imposed at the time of the Reorganization. The Example is based on the net operating expenses of the funds as of their respective fiscal year ends noted above, but does not include the $260,000 in estimated expenses that will be borne by the Fund in connection with the Reorganization. The "Pro Forma After Reorganization" Example shows the effect of the consummation of the Reorganization on the Fund and the Acquiring Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Fund Dreyfus Mid-Cap Growth Fund
	Class A Shares	Class C Shares	Class I Shares	Class F Shares
1 Year	$706	$317/$217*	$116	$118
3 Years	$984	$670	$362	$368
5 Years	$1,282	$1,149	$628	$638
10 Years	$2,127	$2,472	$1,386	$1,409

	Acquiring Fund Dreyfus/The Boston Company Small/Mid Cap Growth Fund
	Class A Shares	Class C Shares	Class I Shares	Class Z Shares
1 Year	$675	$286/$186*	$81	$88
3 Years	$887	$576	$252	$274
5 Years	$1,116	$990	$439	$477
10 Years	$1,773	$2,148	$978	$1,061

	Acquiring Fund Pro Forma After Reorganization—Dreyfus/The Boston Company Small/Mid Cap Growth Fund
	Class A Shares	Class C Shares	Class I Shares	Class Z Shares
1 Year	$674	$285/$185*	$81	$88
3 Years	$884	$573	$252	$274
5 Years	$1,111	$985	$439	$477
10 Years	$1,762	$2,137	$978	$1,061

* Reflects CDSC charged if redeemed/without redemption.

Each fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During its most recent fiscal year, the Fund's and the Acquiring Fund's portfolio turnover rates were 87.72% and 120.54%, respectively, of the average value of the respective fund's portfolio.

Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class I shares from year to year, and the bar chart for the Fund shows the changes in the performance of the Fund's Class I shares from year to year. The table for each fund compares the average annual total returns of the respective fund's shares to those of broad measures of market performance. Sales charges, if any, are not reflected in the bar charts, and if those charges were included, returns would have been less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future. More recent performance information is available at www.dreyfus.com.

After-tax performance is shown only for Class I shares of the Acquiring Fund and the Fund. After-tax performance of each fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

For the Acquiring Fund's Class A, C and Z shares, periods prior to the inception date reflect the performance of the Acquiring Fund's Class I shares adjusted to reflect any applicable sales charges. Such performance figures have not been adjusted to reflect applicable class fees and expenses; if such fees and expenses had been reflected, the performance shown for Class A, C and Z shares for such periods would have been lower. Each share class is invested in the same portfolio of securities and the annual returns would have differed only to the extent that the classes do not have the same expenses.

Acquiring Fund

Dreyfus/The Boston Company Small/Mid Cap Growth Fund—Class I Shares
Year-by-Year Total Returns as of 12/31 each year (%)

+21.08%	-35.99%	+25.33%	+22.30%	+5.75	+14.71%	+40.55%	+3.93%	-2.17%	+10.79%
'07	'08	'09	'10	'11	'12	'13	'14	'15	'16

Best Quarter:	Q3, 2009	+16.60%
Worst Quarter:	Q4, 2008	-23.48%

The year to date total return of the Acquiring Fund's Class I shares as of June 30, 2017 was +13.40%.

Acquiring Fund

Dreyfus/The Boston Company Small/Mid Cap Growth Fund
Average Annual Total Returns as of 12/31/16

Share Class (Inception Date)	1 Year	5 Years	10 Years
Class I returns before taxes	10.79%	12.67%	8.60%
Class I returns after taxes on distributions	10.22%	10.62%	6.86%

Share Class (Inception Date)	1 Year	5 Years	10 Years
Class I returns after taxes on distributions and sale of fund shares	6.58%	9.79%	6.58%
Class A (3/31/09) returns before taxes	4.20%	11.08%	7.75%
Class C (3/31/09) returns before taxes	8.61%	11.46%	7.64%
Class Z (8/31/17) returns before taxes	10.79%	12.67%	8.60%
Russell 2500TM Growth Index reflects no deductions for fees, expenses or taxes	9.73%	13.88%	8.24%
Russell MidCap® Growth Index reflects no deductions for fees, expenses or taxes	7.33%	13.51%	7.83%

Fund

Dreyfus Mid-Cap Growth Fund—Class I Shares
Year-by-Year Total Returns as of 12/31 each year (%)

+13.11%	-49.30%	+26.54%	+32.20%	+0.37%	+13.24%	+36.69%	+6.41%	-2.19%	+5.06%
'07	'08	'09	'10	'11	'12	'13	'14	'15	'16

Best Quarter:	Q1, 2012	+14.71%
Worst Quarter:	Q4, 2008	-29.57%

The year to date total return of the Fund's Class I shares as of June 30, 2017 was +13.86%.

Fund

Dreyfus Mid-Cap Growth Fund
Average Annual Total Returns as of 12/31/16

Share Class	1 Year	5 Years	10 Years
Class I returns before taxes	5.06%	11.10%	5.01%
Class I returns after taxes on distributions	4.67%	10.64%	4.73%

Share Class	1 Year	5 Years	10 Years
Class I returns after taxes on distributions and sale of fund shares	3.15%	8.83%	4.00%
Class A returns before taxes	-1.17%	9.53%	4.12%
Class C returns before taxes	3.17%	10.00%	3.94%
Class F returns before taxes	5.18%	11.06%	4.96%
Russell MidCap® Growth Index reflects no deductions for fees, expenses or taxes	7.33%	13.51%	7.83%
Russell 2500TM Growth Index reflects no deductions for fees, expenses or taxes	9.73%	13.88%	8.24%

Investment Adviser and Sub-Investment Adviser. The investment adviser for the Acquiring Fund and the Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $228 billion in approximately 160 mutual fund portfolios. Dreyfus has engaged its affiliate, TBCAM, located at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108, to serve as the Acquiring Fund's sub-investment adviser. Founded in 1970, TBCAM builds portfolios that are rooted in fundamental research, bottom-up stock selection, macro perspectives and risk controls for a client base which includes public, corporate, Taft-Hartley, defined benefit plans, as well as endowment/foundation clients and sub-advised relationships. TBCAM manages approximately $41.3 billion in assets across a broad range of U.S. and non-U.S. investment strategies, which include both traditional long-only and alternative offerings. Dreyfus and TBCAM are wholly-owned subsidiaries of The Bank of New York Mellon Corporation ("BNY Mellon"). A discussion regarding the basis for the Acquiring Trust's Board approving the Acquiring Fund's investment advisory agreement with Dreyfus and the sub-investment advisory agreement with TBCAM is available in the Acquiring Fund's semi-annual report for the six-month period ended March 31, 2017. Dreyfus is the primary mutual fund business of BNY Mellon, a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $30.5 trillion in assets under custody and administration and $1.7 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Primary Portfolio Managers. The Fund and the Acquiring Fund are both managed by the same team of portfolio managers employed by Dreyfus and TBCAM. The team consists of John Porter, the lead portfolio manager, Todd W. Wakefield, CFA, and Robert C. Zeuthen, CFA, positions they have held for the Fund since March 2017, April 2013 and March 2010, respectively, and for the Acquiring Fund since March 2017, September 2005 and April 2013, respectively. Mr. Porter is a senior managing director, the head of the U.S. small, small/mid and mid-cap growth equity investment team at TBCAM. Prior to joining TBCAM in August 2016, Mr. Porter was employed from September 2013 to August 2016 at Seaward Management and was the founder and Chief Investment Officer for JP3 Capital Management LLC from January 2010 to June 2013. Mr. Wakefield is a senior managing director, senior portfolio manager and a member of the U.S. small, small/mid and mid-cap growth equity investment team at TBCAM, where he has been employed since 2003. Mr. Zeuthen is a managing director, senior equity research analyst and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM, where he has been employed since 2006. Messrs. Porter, Wakefield and Zeuthen have been employed by Dreyfus since March 2017, March 2010 and November 2008, respectively. Messrs. Porter, Wakefield and Zeuthen manage the Fund in their capacity as employees of Dreyfus and the Acquiring Fund as employees of TBCAM, the Acquiring Fund's sub-investment adviser. Messrs. Porter, Wakefield and Zeuthen will manage the combined fund if the Reorganization is approved and consummated.

Board Members. The Company and the Acquiring Trust have the same Board members. None of the Board members of the Company or the Acquiring Trust is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members").

Independent Registered Public Accounting Firm. KPMG LLP is the independent registered public accounting firm for the Acquiring Fund and the Fund.

Capitalization. The Fund has classified and issued four classes of its shares—Class A, Class C, Class I and Class F shares of common stock. The Acquiring Fund has classified and issued five classes of its shares—Class A, Class C, Class I, Class Y and Class Z shares of beneficial interest. However, since Class Z shares will not be offered until consummation of the Reorganization, none are currently outstanding. There will be no exchange in the Reorganization of Class Y shares of the Acquiring Fund. In addition, each fund is authorized to issue Class T shares, but has no intention of offering Class T shares as of the date of this Prospectus/Proxy Statement. Fund shareholders will receive the corresponding class of shares of the Acquiring Fund in the Reorganization, except that holders of Class F shares of the Fund will receive Class Z shares of the Acquiring Fund. The following tables set forth, as of March 31, 2017, (1) the capitalization of the Fund's Class A, Class C, Class I and Class F shares, (2) the capitalization of the Acquiring Fund's Class A, Class C, and Class I shares and (3) the pro forma capitalization of the Acquiring Fund's Class A, Class C, Class I and Class Z shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund Dreyfus Mid- Cap Growth Fund Class A	Acquiring Fund Dreyfus/The Boston Company Small/Mid Cap Growth Fund Class A	Adjustments	Acquiring Fund Pro Forma After Reorganization Dreyfus/The Boston Company Small/Mid Cap Growth Fund Class A

Total net assets	$16,780,383	$209,532,649	$(33,659)*	$226,279,373
Net asset value per share	$8.74	$17.82	$(0.02)**	$17.82
Shares outstanding	1,919,079	11,760,357	(980,001)***	12,699,435

	Fund Dreyfus Mid- Cap Growth Fund Class C	Acquiring Fund Dreyfus/The Boston Company Small/Mid Cap Growth Fund Class C	Adjustments	Acquiring Fund Pro Forma After Reorganization Dreyfus/The Boston Company Small/Mid Cap Growth Fund Class C

Total net assets	$9,823,959	$36,039,012	$(23,105)*	$45,839,866
Net asset value per share	$7.46	$16.17	$(0.02)**	$16.17
Shares outstanding	1,317,349	2,229,299	(711,222)***	2,835,426

	Fund Dreyfus Mid- Cap Growth Fund Class I	Acquiring Fund Dreyfus/The Boston Company Small/Mid Cap Growth Fund Class I	Adjustments	Acquiring Fund Pro Forma After Reorganization Dreyfus/The Boston Company Small/Mid Cap Growth Fund Class I

Total net assets	$12,530,297	$465,656,037	$(24,041)*	$478,162,293
Net asset value per share	$9.14	$18.32	$(0.02)**	$18.32
Shares outstanding	1,370,669	25,421,893	(688,327)***	26,104,235

	Fund Dreyfus Mid- Cap Growth Fund Class F	Acquiring Fund Dreyfus/The Boston Company Small/Mid Cap Growth Fund Class Z	Adjustments	Acquiring Fund Pro Forma After Reorganization Dreyfus/The Boston Company Small/Mid Cap Growth Fund Class Z

Total net assets	$93,551,926	N/A	$(179,195)*	$93,372,731
Net asset value per share	$9.16	$18.32†	$(0.02)**	$18.32
Shares outstanding	10,216,752	N/A	(5,119,987)	5,096,765

*	Reflects the estimated costs of the Reorganization to be paid by the Fund (approximately $260,000).
**	Reflects the net asset value per share costs of the Reorganization to be paid by the Fund.
***	Adjustment to reflect the exchange of shares outstanding from the Fund to the Acquiring Fund.
†	Class I net asset value per share is used for Class Z net asset value per share.

As of March 31, 2017, the Fund's total net assets (attributable to Class A, Class C, Class I and Class F shares) and the Acquiring Fund's total net assets (attributable to Class A, Class C, Class I and Class Y shares (Class Z shares are new and had no assets as of such date)) were $132,686,565 and $1,069,353,783, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of the Acquiring Fund and the Fund invest in the same portfolio of securities, respectively, but the classes are subject to different charges and expenses and will likely have different share prices.

Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are identical.

The price for Class A, Class C, Class I and Class F shares of the Fund and Class A, Class C, Class I and Class Z shares of the Acquiring Fund is the net asset value per share, which is calculated as of the scheduled close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business, plus, with respect to purchases of Class A shares of the Fund or the Acquiring Fund, an initial sales charge that may apply to the purchase. Shares of the Fund and the Acquiring Fund are priced at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's purchase procedures.

Rule 12b-1 Plans. Class C shares of the Fund and the Acquiring Fund are each subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan") pursuant to which the Fund and the Acquiring Fund pay MBSC a fee at an annual rate of 0.75% of the value of the average daily net assets attributable to their respective Class C shares to finance the sale and distribution of such shares. Class F shares of the Fund and Class Z shares of the Acquiring Fund are also each subject to a Rule 12b-1 Plan pursuant to which the Fund and the Acquiring Fund pay MBSC an annual fee of up to 0.25% to reimburse MBSC for the sale and distribution of such shares and, in the case of Class Z, for providing account services and maintenance related to Class Z shares. There is no Rule 12b-1 Plan fee for Class A or Class I shares of either fund. Because Rule 12b-1 Plan fees are paid out of the assets attributable to Class C, Class F or Class Z shares of the Fund and/or the Acquiring Fund on an ongoing basis, over time they will increase the cost of an investment in such class of shares and may cost an investor more than paying other types of sales charges. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's Rule 12b-1 Plan.

Shareholder Services Plans. Class A and Class C shares of the Fund and the Acquiring Fund are each subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund pay MBSC a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to their respective Class A and Class C shares, as applicable, for providing shareholder services and/or maintaining shareholder accounts. There is no Shareholder Services Plan fee for Class I shares of either fund. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's Shareholder Services Plan.

Shareholder Services Agreement. Pursuant to a Shareholder Services Agreement, MBSC performs certain telephone, retirement plan, quality control, personnel training, shareholder inquiry, shareholder account and other shareholder-related services for the holders of the Fund's Class F shares. The Fund pays MBSC a prorated monthly fee for such services equal on an annual basis to $24 for each Class F shareholder account of the Fund considered to be an open account at any time during the applicable month. The fee provides for the payment not only for services rendered and facilities furnished by MBSC pursuant to the agreement, but also for services rendered and facilities furnished by the Fund's transfer agent in performing transfer agent services for holders of the Fund's Class F shares. In addition to the per account fee, MBSC and the Fund's transfer agent are reimbursed for all reasonable out-of-pocket expenses incurred in the performance of their respective services.

Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are identical. An investor may sell (redeem) Class A, Class C, Class I or Class F shares of the Fund and Class A, Class C, Class I or Class Z shares of the Acquiring Fund at any time. The shares are sold at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's redemption procedures.

Each fund processes redemption orders promptly. If you request the respective fund to transmit your redemption proceeds to you by check, each fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the respective fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the Dreyfus TeleTransfer Privilege ($500 minimum), and the fund has your bank account information on file, each fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. With respect to each fund, payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

Under normal circumstances, each fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, each fund, and certain other funds in the Dreyfus Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. Each fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in kind"), to the extent the composition of the fund's investment portfolio enables it to do so, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets) or the redemption request is during stressed market conditions. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the respective fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Each fund anticipates paying its shareholders any dividends and capital gain distributions annually. Each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of dividends and distributions policies.

Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are substantially similar. Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of the shareholder services offered by the fund.

While you will continue to have the same privileges as a holder of Class A, Class C, Class I or Class Z shares of the Acquiring Fund as you previously did as a holder of Class A, Class C, Class I or Class F shares of the Fund, please note that if you participated in Dreyfus Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund. To continue participating in Dreyfus Government Direct Deposit or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-DREYFUS, visit www.dreyfus.com or write to the Acquiring Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Certain Organizational Differences Between the Company and the Acquiring Trust. The Acquiring Fund is a series of the Acquiring Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Acquiring Trust's Amended and Restated Agreement and Declaration of Trust, as amended (the "Trust Agreement"), the Acquiring Trust's By-Laws and applicable Massachusetts law. The Fund is a series of the Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Company's Articles of Incorporation, as amended (the "Charter"), the Company's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The Acquiring Fund is required to call a special meeting of shareholders for any purpose when requested to do so by the holders of at least 10% of its outstanding shares entitled to vote. The Fund is required to call a special meeting of shareholders for any purpose when requested in writing to do so by the holders of at least 25% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of a majority, in the case of the Fund, or two-thirds, in the case of the Acquiring Fund, of the respective fund's outstanding shares entitled to vote. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

Shares of the Fund and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of the Fund or the Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Acquiring Trust's Trust Agreement provides that 50% of the Acquiring Fund's outstanding shares entitled to vote shall constitute a quorum for the transaction of business at an Acquiring Fund shareholders' meeting. The Company's Charter provides that a majority (more than 50%) of the Fund's outstanding shares entitled to vote shall constitute a quorum for the transaction of business at a Fund shareholders' meeting. Matters requiring a larger vote by law or under the organizational documents for the Acquiring Trust or the Company are not affected by such quorum requirements.

Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in each agreement, obligation, instrument or other undertaking issued or entered into or executed by, or on behalf of, the Acquiring Fund or the Acquiring Trust's Trustees. The Trust Agreement provides for indemnification out of the Acquiring Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Fund solely by reason of being or having been an Acquiring Fund shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the Acquiring Trust considers the risk of an Acquiring Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Acquiring Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Acquiring Trust, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Acquiring Fund and satisfy any judgment thereon.

Under the Maryland Code, Fund shareholders have no personal liability as such for the Fund's acts or obligations.

Liability and Indemnification of Board Members. Under Massachusetts law, the Acquiring Trust's Trust Agreement and By-Laws, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Acquiring Trust is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Acquiring Trust may be indemnified to the same extent as Trustees.

Under the Maryland Code, the Company's Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Company is not liable to the Fund or its shareholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Fund except where the individual is adjudged liable to the Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Company is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

* * * * * * * * *

The foregoing is only a summary of certain differences between the Acquiring Fund, the Acquiring Trust's Trust Agreement, the Acquiring Trust's By-Laws and Massachusetts law, and the Fund, the Company's Charter, the Company's By-Laws and the Maryland Code. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Acquiring Trust's Trust Agreement and By-Laws or the Company's Charter and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

REASONS FOR THE REORGANIZATION

After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders, management recommended to the Company's Board and to the Acquiring Trust's Board that the Fund be consolidated with the Acquiring Fund. The Company's Board and the Acquiring Trust's Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and the Acquiring Fund, respectively, and that the interests of shareholders of the Fund and the Acquiring Fund, respectively, will not be diluted as a result of the Reorganization. In reaching this conclusion, the Company's Board determined that reorganizing the Fund into the Acquiring Fund, which has a similar investment objective and similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a much larger combined fund that has, with respect to its Class A, Class C and Class I shares, lower total annual expense ratios than the Fund's Class A, Class C and Class I shares, respectively, and is estimated to have, with respect to its Class Z shares, a lower total annual expense ratio than the Fund's Class F shares, without diluting such shareholders' interests. The Acquiring Fund also had a better performance record than the Fund for the one-, five- and ten-year periods ended December 31, 2016. As of June 30, 2017, the Fund had net assets of approximately $137.7 million and the Acquiring Fund had net assets of approximately $1.1 billion. By combining the Fund with the Acquiring Fund, the Reorganization also should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses, permitting Dreyfus, as the Acquiring Fund's investment adviser, and TBCAM, as the Acquiring Fund's sub-investment adviser, to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including Dreyfus, as the Acquiring Fund's administrator—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. As a result, management recommended to the Company's Board that the Fund be consolidated with the Acquiring Fund.

The Acquiring Trust's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund. In addition, the Acquiring Trust's Board noted that the total annual expense ratios of the Acquiring Fund's Class A and Class C shares are estimated to decrease as a result of the Reorganization and that the total annual expense ratio of the Acquiring Fund's Class I shares are estimated to remain the same.

In determining whether to recommend approval of the Reorganization, each Board considered the following factors: (1) the compatibility of the Fund's and the Acquiring Fund's investment objective, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated total annual expense ratio of the combined fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) the costs to be incurred by the Fund in connection with the Reorganization.

For the reasons described above, the Company's Board and the Acquiring Trust's Board, each of which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following is a brief summary of the terms of the Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Class A, Class C, Class I and Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on January 19, 2018 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Class A, Class C, Class I and Class Z shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset value per share and aggregate net assets attributable to the corresponding class of shares of the Fund and the Acquiring Fund (with net assets attributable to Class F shares of the Fund being exchanged for Class Z shares of the Acquiring Fund), generally computed as of the scheduled close of trading on the floor of the NYSE (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the relevant fund's Prospectus and Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards). Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to holders of its Class A, Class C, Class I and Class F shares of record, as of the close of business on the Closing Date, the Acquiring Fund Class A, Class C, Class I and Class Z shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that holders of Class F shares of the Fund will receive Class Z shares of the Acquiring Fund. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization by the Company's Board and the Acquiring Trust's Board. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Company, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Company, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund. An additional condition to the Reorganization is that the Fund and the Acquiring Fund receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. The Plan may be terminated and abandoned by the Board of the Company or of the Acquiring Trust, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders), if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

Because of the anticipated benefits to shareholders of the Fund as a result of the Reorganization, the Fund will bear the expenses relating to the Reorganization. The total expenses of the Reorganization, for legal and accounting expenses, outside solicitation firm costs, printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs, and regulatory filing fees, are expected to be approximately $260,000. In addition to use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund will retain D.F. King & Co., Inc. ("D.F. King") to assist in the solicitation of proxies, primarily by contacting shareholders by telephone, which is expected to cost approximately $40,000, plus any out of pocket expenses, such cost to be borne by the Fund, and is included in the estimated total expenses of the Reorganization listed above. The Fund has agreed to indemnify D.F. King and related parties against certain liabilities and expenses arising out of its services to the Fund in connection with the Meeting. It is estimated that holders of the Fund's Class A, Class C, Class I and Class F shares would start to realize the Acquiring Fund's lower total annual expense ratio approximately 7 months, 8 months, 7 months and 8 months, respectively, after the Reorganization occurs based on the current estimate of the expenses of the Reorganization and each Class's pro rata share of those expenses. The Acquiring Fund will not bear any costs associated with the Reorganization. The Fund and the Acquiring Fund, however, will bear their respective portfolio transaction costs, including those associated with the Reorganization. See "—Sale of Portfolio Securities" below.

By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory, administrative and distribution arrangements, Board composition, and independent registered public accounting firm. If the Reorganization is not approved by Fund shareholders, the Company's Board will consider other appropriate courses of action with respect to the Fund, including continuing to operate as the Fund currently does, merger with a different fund or liquidation.

Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions, primarily its restriction on investing in other investment companies, could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan (i.e., the acquisition of shares of the Acquiring Fund in exchange for the Fund's assets and stated liabilities), Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund and will not require the Fund to dispose of any of its portfolio securities because of the suspension in order to consummate the Reorganization. The Fund will continue to comply with its existing investment restrictions leading up to the consummation of the Reorganization. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class A, Class C, Class I and Class Z shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Proskauer Rose LLP, counsel to the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class C, Class I and Class Z shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class C, Class I and Class Z shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class C, Class I and Class Z shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for

Acquiring Fund Class A, Class C, Class I and Class Z shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Class A, Class C, Class I and Class Z shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class C, Class I and Class F shares for Acquiring Fund Class A, Class C, Class I and Class Z shares (with holders of Class F shares of the Fund receiving Class Z shares of the Acquiring Fund), pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class C, Class I and Class Z shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such Fund shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class C, Class I and Class Z shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards. As of the Fund's fiscal year ended December 31, 2016, the Fund had unused capital loss carryforwards of approximately $37,333 of short-term capital losses which can be carried forward for an unlimited period. The Acquiring Fund, as a result of the Reorganization, will inherit the capital loss carryforwards of the Fund, but will be limited in its ability to utilize the Fund's capital loss carryforwards. Since that time, as of June 30, 2017, the Fund has incurred realized gains of approximately $8.8 million. Consequently, it is anticipated that the Fund's capital loss carryforwards will be utilized by the Fund before the Closing Date.

Sale of Portfolio Securities. If the Reorganization is approved by Fund shareholders, management currently estimates that approximately 37% of the Fund's portfolio securities (approximately $49.6 million or 35.7% of the Fund's net assets) may be sold by the Fund before consummation of the Reorganization, subject to any restrictions imposed by the Code. Based on that assumption, management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $23,150, such cost to be borne by the Fund. The amount of the Fund's portfolio securities that may ultimately be sold by the Fund in connection with the Reorganization, as well as the related transaction costs associated with such sale, will be dependent upon market conditions and portfolio holdings at the time the Fund's portfolio is repositioned and may be higher or lower than the amounts stated above. The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Fund's tax basis in such securities. Any capital gains recognized as a result of these sales on a net basis, after the application of any available capital loss carryforward, will be distributed to the Fund's shareholders as capital gain dividends and/or ordinary dividends during or with respect to the Fund's taxable year that ends on the Closing Date, and such distributions will be taxable to Fund shareholders. Based on the above assumptions, management currently estimates that the Fund would recognize approximately $9.3 million in capital gains

(approximately $0.64 per share) as a result of the sale of such portfolio securities before consummation of the Reorganization.

The Fund, the Acquiring Fund and the combined fund also may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund. Any sales of portfolio securities by a fund will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

Required Vote and Board's Recommendation

The Company's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE Company's BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, unanimously RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus and Statement of Additional Information, forming a part of the Acquiring Trust's Registration Statement on Form N-1A (File No. 33-08214). The Acquiring Fund's Prospectus, dated August 31, 2017, is incorporated herein by reference to Post-Effective Amendment No. 195 to the Acquiring Trust's Registration Statement on Form N-1A, filed on August 31, 2017. The Acquiring Fund's Statement of Additional Information, dated September 30, 2016, as revised or amended December 30, 2016, February 1, 2017, March 1, 2017, March 31, 2017, April 14, 2017, May 1, 2017, July 27, 2017 and August 31, 2017, is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended (the "Securities Act"), on August 31, 2017.

Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus and Statement of Additional Information, forming a part of the Company's Registration Statement on Form N-1A (File No. 2-17531). The Fund's Prospectus, dated March 31, 2017, is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act, on March 28, 2017. The Fund's Statement of Additional Information, dated September 30, 2016, as revised or amended December 30, 2016, February 1, 2017, March 1, 2017, March 31, 2017, April 14, 2017, May 1, 2017, July 27, 2017 and August 31, 2017, is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act, on August 31, 2017.

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed online or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mail, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Fund may retain a proxy solicitor to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by submitting a new proxy or by attending the Meeting and voting in person.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" the Reorganization. Properly signed and dated proxy cards marked with an abstention or representing a broker non-vote will be treated as shares that are present at the Meeting for quorum purposes but which have not been voted. A broker "non-vote" is a proxy from a broker or nominee who does not have discretionary power to vote Fund shares on behalf of its client, the beneficial owner of the shares, indicating that such broker or nominee has not received instructions from its client or other persons entitled to vote the shares. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the Reorganization.

With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires BNY Mellon, an affiliate of Dreyfus, as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions. However, if no voting instructions are received, BNY Mellon may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNY Mellon will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

A quorum is constituted for the Fund by the presence in person or by proxy of the holders of a majority (more than 50%) of the Fund's outstanding shares entitled to vote at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of Fund shares eligible to vote that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.

With respect to Fund shares for which Dreyfus or its affiliates have voting authority, such shares will be voted in accordance with the recommendation of an independent fiduciary.

The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

Ownership of Shares. To the knowledge of the Fund and the Acquiring Fund, the following table shows the persons owning as of June 30, 2017, either of record or beneficially, 5% or more of the outstanding Class A, Class C, Class I and Class F shares of the Fund and the outstanding Class A, Class C and Class I shares of the Acquiring Fund, respectively, and the percentage of the combined fund's shares to be owned by these persons if the Reorganization had been consummated as of that date. As Class Z shares are newly authorized and will not be offered until consummation of the Reorganization, no Class Z shares were issued and outstanding as of June 30, 2017.

	Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization

Fund—Class A Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	13.1966%	1.0443%

Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	9.1437%	0.7236%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.3556%	0.5821%

National Financial Services LLC Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	6.8553%	0.5425%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.2166%	0.4920%

Fund—Class C Shares

Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	35.6818%	6.6042%

Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	21.9667%	4.0657%

Merrill Lynch, Pierce, Fenner & Smith Incorporated Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	6.9135%	1.2796%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.8817%	1.0886%

National Financial Services LLC Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	5.1567%	0.9544%

Fund—Class I Shares

National Financial Services LLC Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	18.0277%	0.5233%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15.1113%	0.4387%

Merrill Lynch, Pierce, Fenner & Smith Incorporated Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	11.2211%	0.3257%

LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	8.6296%	0.2505%

American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	6.2622%	0.1818%

Mid Atlantic Capital Corporation 1251 Waterfront Place Suite 510 Pittsburgh, PA 15222-4228	5.9637%	0.1731%

Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	5.3566%	0.1555%

Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	5.0873%	0.1477%

Fund—Class F Shares

Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	13.8090%	13.8090%

National Financial Services LLC Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	6.2080%	6.2080%

Acquiring Fund—Class A Shares

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.1861%	13.0635%

National Financial Services LLC Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	9.6161%	8.8551%

Acquiring Fund—Class C Shares

Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	29.9925%	24.4413%

Raymond James 880 Carillon Parkway Saint Petersburg, FL 33176-1102	16.2875%	13.2729%

Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	14.4327%	11.7614%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.6367%	11.1127%

American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	8.5441%	6.9627%

UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	5.4041%	4.4039%

Acquiring Fund—Class I Shares

National Financial Services Corp. 499 Washington Boulevard Jersey City, NJ 07310	28.6263%	27.7453%

Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	12.9628%	12.5865%

FM Global Pension Plan – Equities 225 Wyman Street P.O. Box 9198 Waltham, MA 02454-9198	8.9308%	8.6716%

Hewitt Associates 100 Half Day Road Lincolnshire, IL 60069	6.0516%	5.8759%

American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	5.2381%	5.0860%

Acquiring Fund—Class Y Shares

National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	73.7280%	73.7280%

Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	10.0000%	10.0000%

Voya Institutional Trust Company 30 Braintree Hill Office Park Braintree, MA 02184-8747	6.2705%	6.2705%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund. As of June 30, 2017, no shareholder of the Fund was deemed a "control person" of the Fund and no shareholder of the Acquiring Fund would be deemed a "control person" of the Acquiring Fund after the Reorganization.

As of June 30, 2017, Board members and officers of the Company and the Acquiring Trust, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the Acquiring Fund (File No. 811-04813) are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended September 30, 2016, filed on November 30, 2016 and the Acquiring Fund's Semi-Annual Report for the six-month period ended March 31, 2017, filed on May 25, 2017. The financial statements of the Fund (File No. 811-01018) are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended December 31, 2016, filed on March 2, 2017 and the Fund's Semi-Annual Report for the six-month period ended June 30, 2017, filed on August 25, 2017.

The audited financial statements of the Fund for its fiscal year ended December 31, 2016 and the audited financial statements of the Acquiring Fund for its fiscal year ended September 30, 2016 have been incorporated herein by reference in reliance upon the reports of KPMG LLP, independent registered public accounting firm for the Fund and the Acquiring Fund, incorporated by reference herein, and upon the authority of said firm as an expert in accounting.

OTHER MATTERS

The Company's Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of July 27, 2017 (the "Agreement"), between DREYFUS FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of DREYFUS MID-CAP GROWTH FUND (the "Fund"), and DREYFUS INVESTMENT FUNDS (the "Acquiring Trust"), a Massachusetts business trust, on behalf of DREYFUS/THE BOSTON COMPANY SMALL/MID CAP GROWTH FUND (the "Acquiring Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A, Class C, Class I and Class Z shares ("Acquiring Fund Shares") of beneficial interest, par value $.01 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Trust, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of common stock and beneficial interest, respectively;

WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Trust's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1       Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

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1.2       The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3       The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4       Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5       The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6       As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's Class A, Class C, Class I and Class F shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares, except that holders of Class F shares of the Fund will receive Class Z shares of the Acquiring Fund, received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

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1.7       Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8       Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9       Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10       As soon as practicable after the Closing Date, the Company shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.	VALUATION.

2.1       The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Trust's Amended and Restated Agreement and Declaration of Trust, as amended (the "Acquiring Trust's Trust Agreement"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2       The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Trust's Trust Agreement and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3       The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, as the case may be, determined in accordance with paragraph 2.2.

2.4       All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1       The Closing Date shall be January 19, 2018, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall

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be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2       The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3       If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4       The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Company's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5       At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6       If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1       The Company, on behalf of the Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

(a) The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

(b) The Company is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

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(c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Articles of Incorporation, as amended (the "Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

(e) The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business. The Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended December 31, 2016 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i) Since December 31, 2016, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said

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returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m) On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The information to be furnished by the Company, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p) The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Company and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Company and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

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4.2       The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Fund, as follows:

(a) The Acquiring Fund is a duly established and designated series of the Acquiring Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Agreement.

(b) The Acquiring Trust is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Trust's Trust Agreement or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Trust's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Acquiring Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended September 30, 2016 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h) Since September 30, 2016, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the

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ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Company.

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

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5.	COVENANTS OF THE Acquiring Trust AND THE COMPANY, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1       The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2       The Company will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3       Subject to the provisions of this Agreement, the Company, on behalf of the Fund and the Acquiring Trust, on behalf of the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4       As promptly as practicable, but in any case within sixty days after the Closing Date, the Company shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

5.5       The Company, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6       The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7       The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8       As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1       All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

A-9

6.2       The Company shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

6.3       The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Company's name by the Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1       All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2       The Acquiring Trust shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Trust's name by the Acquiring Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1       This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Charter and the 1940 Act.

8.2       On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on

A-10

the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4       The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

8.6       The Fund and Acquiring Fund shall have received an opinion of Proskauer Rose LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel

A-11

may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1       This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or of the Acquiring Trust, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2       If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Company or the Acquiring Trust, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

9.3       Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by the Fund.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Company or of the Acquiring Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1       None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2       This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3       This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Company, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the State of Maryland and Commonwealth of Massachusetts,

A-12

respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4       This Agreement may be amended only by a signed writing between the parties.

11.5       This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7       It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Acquiring Trust or the Company, or shareholders, nominees, agents, or employees of the Acquiring Fund or the Fund personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be, as provided in the Acquiring Trust's Trust Agreement or the Charter; a copy of the Acquiring Trust's Trust Agreement is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Acquiring Trust's principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be.

IN WITNESS WHEREOF, the Company, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS FUNDS, INC., on behalf of Dreyfus Mid-Cap Growth Fund

By:
Bradley J. Skapyak,
President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

A-13

DREYFUS INVESTMENT FUNDS, on behalf of Dreyfus/The Boston Company Small/Mid Cap Growth Fund

By:
Bradley J. Skapyak,
President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

A-14

Exhibit B

Comparison of Fundamental Investment Restrictions of
the Acquiring Fund and the Fund

	Fund Dreyfus Mid-Cap Growth Fund	Acquiring Fund Dreyfus/The Boston Company Small/Mid Cap Growth Fund
	The Fund may not…	The Fund may not…
Borrowing	Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets. For purposes of this Fundamental Policy, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, reverse repurchase agreements, shall not constitute borrowing.	Borrow money . . . except to the extent permitted under the 1940 Act.
Senior Securities	Issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the fund's other investment restrictions may be deemed to give rise to a senior security.	[I]ssue any senior security, except to the extent permitted under the 1940 Act.
Commodities	Invest in physical commodities, except that the fund may purchase and sell foreign currency, options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.	Purchase or sell physical commodities, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices, and enter into swap agreements and other derivative instruments that are commodities or commodity contracts.
Industry Concentration	Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.	Invest more than 25% of the current value of its total assets in any single industry, provided that this Fundamental Policy shall not apply to U.S. Government securities.
Lending Portfolio Securities; Loans	Lend any security or make any loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this Fundamental Policy does not apply to the purchase of debt securities or to repurchase agreements.	None

B-1

	Fund Dreyfus Mid-Cap Growth Fund	Acquiring Fund Dreyfus/The Boston Company Small/Mid Cap Growth Fund
	The Fund may not…	The Fund may not…
Real Estate	Invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that the fund may invest in securities of issuers which invest in real estate, real estate mortgage loans, or other illiquid interests in real estate. The fund may also invest in readily marketable interests in REITs.	Purchase or sell real estate, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.
Underwriting	Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act in connection with disposing of portfolio securities.	Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act.
Other	None	For purposes of the fund's Fundamental Policy regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

B-2

DREYFUS MID-CAP GROWTH FUND

The undersigned shareholder of Dreyfus Mid-Cap Growth Fund (the "Fund"), a series of Dreyfus Funds, Inc. (the "Company"), hereby appoints Jeff Prusnofsky and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on August 31, 2017, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:00 a.m., on Thursday, November 16, 2017, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.

2) Call 1-877-907-7646.

3) Follow the instructions.

To vote by Mail

1) Read the Prospectus/Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

DREYFUS MID-CAP GROWTH FUND

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C, Class I and Class Z shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A, Class C, Class I and Class Z shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company. Holders of Class A, Class C or Class I shares of the Fund would receive Class A, Class C or Class I shares of the Acquiring Fund, respectively, and holders of Class F shares of the Fund would receive Class Z shares of the Acquiring Fund.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

_____________________________	_______	______________________	________

Signature (Please Sign Within Box)	Date	Signature (Joint Owners)	Date

STATEMENT OF ADDITIONAL INFORMATION

September 8, 2017

Acquisition of the Assets of

DREYFUS MID-CAP GROWTH FUND

(A Series of Dreyfus Funds, Inc.)

144 Glenn Curtiss Boulevard

Uniondale, New York 11556-0144

1-800-DREYFUS

By and in Exchange for
Class A, Class C, Class I and Class Z Shares of

DREYFUS/THE BOSTON COMPANY
SMALL/MID CAP GROWTH FUND

(A Series of Dreyfus Investment Funds)

144 Glenn Curtiss Boulevard

Uniondale, New York 11556-0144

1-800-DREYFUS

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated September 8, 2017 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Mid-Cap Growth Fund (the "Fund"), a series of Dreyfus Funds, Inc. (the "Company"), in exchange solely for Class A, Class C, Class I and Class Z shares of Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the "Acquiring Fund"), a series of Dreyfus Investment Funds (the "Acquiring Trust"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated September 30, 2016, as revised or amended December 30, 2016, February 1, 2017, March 1, 2017, March 31, 2017, April 14, 2017, May 1, 2017, July 27, 2017 and August 31, 2017.

2.	The Acquiring Fund's Annual Report for the fiscal year ended September 30, 2016.

3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended March 31, 2017.

4.	The Fund's Statement of Additional Information dated September 30, 2016, as revised or amended December 30, 2016, February 1, 2017, March 1, 2017,

March 31, 2017, April 14, 2017, May 1, 2017, July 27, 2017 and August 31, 2017.

5.	The Fund's Annual Report for the fiscal year ended December 31, 2016.

6.	The Fund's Semi-Annual Report for the six-month period ended June 30, 2017.

7.	Pro forma financial statements for the combined Fund and Acquiring Fund as of March 31, 2017.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information is incorporated herein by reference to by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended (the "Securities Act"), on August 31, 2017 (File No. 33-08214). The financial statements of the Acquiring Fund (File No. 811-04813) are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended September 30, 2016, filed on November 30, 2016 and the Acquiring Fund's Semi-Annual Report for the six-month period ended March 31, 2017, filed on May 25, 2017.

The Fund's Statement of Additional Information is incorporated herein by reference to by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended (the "Securities Act"), on August 31, 2017 (File No. 2-17531). The financial statements of the Fund (File No. 811-01018) are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended December 31, 2016, filed on March 2, 2017 and the Fund's Semi-Annual Report for the six-month period ended June 30, 2017, filed on August 25, 2017.

PRO FORMA FINANCIAL INFORMATION

At meetings held on July 26-27, 2017, the Board of Trustees of Dreyfus Investment Funds (the "Acquiring Trust"), on behalf of Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the "Acquiring Fund"), and the Board of Directors of Dreyfus Funds, Inc. (the "Company"), on behalf of Dreyfus Mid-Cap Growth Fund (the "Fund"), each approved an Agreement and Plan of Reorganization pursuant to which the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A, Class C, Class I and Class Z shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the "Exchange"). The Acquiring Fund's Class A, Class C, Class I and Class Z shares will then be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust. Shareholders of the Fund will receive Class A, Class C, Class I and Class Z shares of the Acquiring Fund in the Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma financial information reflects the financial position of the Acquiring Fund and the Fund as of March 31, 2017 and is intended to present certain data as if the merger had been consummated on April 1, 2017. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for prior periods will not be restated. Following the Exchange, the Acquiring Fund will be the accounting survivor. The fiscal year end is September 30 for the Acquiring Fund and December 31 for the Fund. No significant accounting policies, including investment valuation policies, will change as a result of the Exchange.

The pro forma financial information should be read in conjunction with the financial statements of the Fund and the Acquiring Fund included in the annual and semi-annual report of each fund, dated September 30, 2016 and March 31, 2017, respectively, for the Acquiring Fund and December 31, 2016 and June 30, 2017, respectively, for the Fund, and included or incorporated by reference in the Statement of Additional Information of which the pro forma financial information form a part. The pro forma financial information has been derived from the books and records used in calculating daily net asset values of each fund and has been prepared in accordance with accounting principles generally accepted in the United States which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates. The pro forma financial information is presented for informational purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on April 1, 2017.

The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Fund and The Boston Company Asset Management, LLC ("TBCAM"), an affiliate of Dreyfus, is the sub-investment adviser to the Acquiring Fund. Under its investment advisory agreement with Dreyfus, the Fund has agreed to pay Dreyfus an investment advisory fee at the annual rate of 1.00% of the fund's average daily net assets up to $30 million, 0.75% of the next $270 million of such assets, 0.70% of the next $200 million of such assets and 0.65% of the Fund's average daily net assets in excess of $500 million. For the past fiscal year, the Fund paid an investment advisory fee at the annual rate of 0.81% of the Fund's average daily net assets. Under its investment advisory agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus an investment advisory fee at the annual rate of 0.60% of the value of the Acquiring Fund's average daily net assets. Dreyfus, in turn, pays TBCAM for the provision of sub-investment advisory services to the Acquiring Fund. In addition, the Acquiring Fund and the Fund have each agreed to pay Dreyfus an administration fee at the annual rate of 0.06% of the value of the fund's average daily net assets up to $500 million, 0.04% of the next $500 million of such assets and 0.02% of the fund's average daily net assets in excess of $1 billion (but limited to the amount of Dreyfus' costs of providing administrative services to the respective fund). The Fund will bear the expenses of the Exchange, estimated at $260,000, regardless of whether the Exchange is consummated.

As of March 31, 2017, the net assets of: (i) the Fund were $132,686,565 and (ii) the Acquiring Fund were $1,069,353,783. The net assets of the combined fund as of March 31, 2017 would have been $1,201,780,348 (after deducting for the estimated expenses of the Exchange borne by the Fund).

On a pro forma basis for the 12 months ended March 31, 2017, the proposed Exchange would result in the following approximate decrease to expenses charged, excluding the non-recurring expenses of the Exchange:

Expense Category	Dollar Amount	Percentage(*)
Registration fees (1)	$(81,866)	0.01%
Professional fees (1)	(34,377)	0.00% (2)
Custodian fees (1)	(8,751)	0.00% (2)
Prospectus and shareholders' reports (1)	(18,096)	0.00% (2)
Directors'/Trustees' fees and expenses (1)	-0-	0.00%
Management fees	(262,005)	0.03%
Administration fees (3)	(74,921)	0.01%
Miscellaneous expense (1)	(21,102)	0.00% (2)

Net decrease to expenses	$(501,118)	0.05%

(*)	Based on pro forma combined net assets.
(1)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Exchange.
(2)	Rounds to less than (0.01)%.
(3)	Reflects the impact of administration fees paid by the Acquiring Fund.

The Fund and the Acquiring Fund have each qualified as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax cost of investments will remain unchanged for the combined entity. Management currently estimates that approximately 41% of the Fund's portfolio securities will be sold by the Fund before consummation of the Exchange, subject to any restrictions imposed by the Internal Revenue Code, in order to align the Fund's portfolio with the Acquiring Fund's portfolio (generally, stocks in the Financials, Energy and Retailing sectors). Based on that assumption, management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $23,150. The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Fund's tax basis in such securities. Based on the above assumptions, management currently estimates that the Fund would recognize approximately $9.7 million in gains as a result of the sale of such portfolio securities before consummation of the Exchange.

The Exchange will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the Exchange. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such

Acquiring Fund shares will include the holding period for the shareholder's Fund shares. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Exchange will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Exchange. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Exchange, which distribution will be taxable to shareholders. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards. As of the Fund's fiscal year ended December 31, 2016, the Fund had unused capital loss carryforwards of approximately $37,333. However, since that time, as of June 30, 2017, the Fund has incurred realized capital gains of $8,816,406. Consequently, it is anticipated that the Fund's capital loss carryforwards will be utilized by the Fund before the Closing Date.